Irwin Revolving Home Equity Loan Trust 1998-1
Servicing Certificate for July 15, 1998 Payment Date

Collections Received on the Mortgage Loans


Interest                                       $  628,516.22
Principal                                       1,202,924.12
Less Additional Balances Purchased                362,350.30
Net Principal Collections                         840,573.82
Less Principal Collections Deposited
  into Funding Account                            840,573.82
Principal Distribution Amount                           0.00

Term Notes


LIBOR                                               5.65625%
Note Rate (LIBOR + 0.16%)                           5.81625%
Interest Distributable                           $727,031.25
Principal Distributable                                 0.00
Total Payment Distributable                       727,031.25
Interest Carry-Forward Amount                           0.00
Interest Carry-Forward Amount
  per $1,000 of Term Notes                              0.00
Beginning Balance                            $150,000,000.00
Ending Balance                                150,000,000.00
Ending Balance Factor                             100.00000%
Percentage of Aggregate Security Balance
  for Related Interest Period                     100.00000%

Variable Funding Notes
Interest Distributable                                $ 0.00
Principal Distributable                                 0.00
Total Payment Distributable                             0.00
Interest Carry-Forward Amount                           0.00
Interest Carry-Forward Amount
  per $1,000 of Variable Funding Notes                  0.00
Beginning Balance                                       0.00
Ending Balance                                          0.00
Percentage of Aggregate Security Balance
  for Related Interest Period                       0.00000%

Fees
Servicing Fee                                    $ 62,500.04
Distributions to the Enhancer                           0.00
Indenture Trustee Fee                                 312.50
Accrued and Unpaid Servicing fees
  for Previous Collection Periods
  (per $1000 of Notes)                                  0.00

Losses
Liquidation Loss Amount                                $0.00
Liquidation Loss Distribution Amount                    0.00
Policy Draw Amount                                      0.00

Certificates
Excess Spread                                    $ 22,996.82
Certificateholder Distribution Amount              22,996.82
Beginning Certificate Balance                           0.00
Ending Certificate Balance                              0.00

Mortgage Pool
Beginning Number of Mortgage Loans                      1765
Ending Number of Mortgage Loans                         1757
Weighted Average Mortgage Interest Rate              12.233%
Beginning Pool Balance                       $ 75,000,053.34
Ending Pool Balance                          $ 74,159,479.52

Delinquency Data
  (Days Past Due/REO)           30-59    60-89    90+    REO
Number of Mortgage Loans           9         0      0     0

Percentage of Ending Number        0.51%     0.00%  0.00% 0.00%
  of Loans in Mortgage Pool

Principal Balances of
  Mortgage Loans           $ 534,949.08      0.00   0.00  0.00
Percentage of Ending
  Pool Balance                     0.72%     0.00%  0.00% 0.00%

Liquidation Loss Amount                                $0.00
Cumulative Liquidation Loss Amount                      0.00

Prefunding Account
Beginning Prefunding Balance                  $74,999,946.66
Prefunding Account Reinvestment                   184,063.62
Master Servicer Advance                           184,063.62
Less Prefunding Account withdrawals
  (transferred to Capitalized
   Interest Account)                              184,063.62
Ending Prefunding Account Balance              75,184,010.28

Funding Account
Beginning Funding Account Balance              $        0.00
Funding Account Reinvestment                            0.00
Principal Collections Deposited
  into Funding Account                            840,573.82
Less Principal Balances of
  Subsequent Mortgage Loans Purchased                   0.00
Ending Funding Account Balance                    840,573.82

Next Payment Date,
  Expected Subsequent Transfer Date (Yes, No)?           Yes
Estimate of Principal Balances of
  Intended Subsequent Mortgage Loans           $  840,573.82

Capitalized Interest Account
Beginning Capitalized Interest Account Balance         $0.00
Deposits into Capitalized Interest Account        184,063.62
Less Capitalized Interest Account Withdrawals
 (Transferred to Trustee Collection Account)      184,063.62
Ending Capitalized Interest Account Balance             0.00

Reserve Fund
Beginning Reserve Account Cash Balance           $125,000.00
Beginning Reserve Account
  Letter of Credit Balance                      4,600,000.00
Reserve Account Reinvestment                          260.77
Less Amount Released from Reserve Fund
  Due to Excess(Transferred to
  Trustee Collection Account)                         260.77
Less Amount Released from Reserve Fund
  Due to shortfall                                      0.00
Ending Reserve Account Balance                  4,725,000.00
Reserve Account Target                          4,725,000.00

Other
Managed Amortization Event Occurred (Yes/No)?             No

Rapid Amortization Event Occurred (Yes/No)?               No
Specific Rapid Amortization Event                        N/A

Servicing Default Occurred (Yes/No)?                      No
Specific Servicing Default                               N/A

Number of Mortgage Loans Removed from the Trust        $0.00
Prinicpal balances of Mortgage Loans
  Removed from the Trust                                0.00

Account Withdrawal Summary
Amounts to be Withdrawn from
  the Prefunding Account                         $184,063.62
Amounts to be Withdrawn from
  the Funding Account                                   0.00
Amounts to be Withdrawn from
  the Trustee Collection Account                  750,340.57

Amount to be Swept from
  Collection Account to Trustee
Interest                                       $  628,516.22
Principal                                       1,202,924.12
Master Servicer Advance                           184,063.62
Less Additional Balances Purchased                362,350.30
Less Servicing Fee                                 62,500.04
Amount of Sweep                                 1,590,653.62





